Exhibit 10.4

EXECUTION VERSION

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (hereinafter referred to as the “Amendment”) is dated as of October 19, 2015 (the “Sixth Amendment Effective Date”), by and among EXCO RESOURCES, INC. (“Borrower”), CERTAIN SUBSIDIARIES OF BORROWER, as Guarantors (the “Guarantors”), the LENDERS party hereto (the “Lenders”), and JPMORGAN CHASE BANK, N.A., as Administrative Agent (“Administrative Agent”). Unless the context otherwise requires or unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement as amended herein (as defined below).

WITNESSETH:

WHEREAS, Borrower, the Guarantors, Administrative Agent and the Lenders have entered into that certain Amended and Restated Credit Agreement dated as of July 31, 2013 (as the same has been amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Agreement” and as further amended by this Amendment, the “Credit Agreement”);

WHEREAS, Borrower has requested that Administrative Agent and the Lenders enter into this Amendment to amend certain terms of the Existing Agreement as set forth herein; and

WHEREAS, Administrative Agent, the Lenders, Borrower and the Guarantors desire to amend the Existing Agreement as provided herein upon the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, the Guarantors, Administrative Agent and the Lenders hereby agree as follows:

SECTION 1. Amendments to Credit Agreement. Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 3 hereof, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended effective as of the Sixth Amendment Effective Date in the manner provided in this Section 1.

1.1 Additional Definitions. The following definitions shall be and they hereby are added to Section 1.01 of the Credit Agreement in alphabetical order:

“Sixth Amendment Effective Date” means October 19, 2015.

1.2 Amended Definitions. The following definitions in Section 1.01 of the Credit Agreement shall be and they hereby are amended and restated in their entirety to read follows:

“Material Domestic Subsidiary” means any Domestic Subsidiary of the Borrower that owns or holds, directly or indirectly, assets, properties or interests (including Oil and Gas Interests, whether owned directly or indirectly) with an

Sixth Amendment to Amended and Restated Credit Agreement – Page 1

aggregate fair market value, on a consolidated basis, greater than five percent (5%) of the aggregate fair market value of all of the assets, properties and interests (including Oil and Gas Interests, whether owned directly or indirectly) of the Borrower and the Restricted Subsidiaries, on a consolidated basis; provided that if the aggregate fair market value of all of the assets, properties and interests (including Oil and Gas Properties, whether owned directly or indirectly) of all Domestic Subsidiaries that would not constitute Material Domestic Subsidiaries exceeds 5% of the aggregate fair market value of all of the assets, properties and interests (including Oil and Gas Properties, whether owned directly or indirectly) of the Borrower and the Restricted Subsidiaries, on a consolidated basis, then one or more of such excluded Domestic Subsidiaries shall for all purposes of this Agreement be deemed to be Material Domestic Subsidiaries in descending order based on the aggregate fair market value of their assets, properties or interests (including Oil and Gas Properties, whether owned directly or indirectly) until such excess has been eliminated.

“Permitted Refinancing” means any Indebtedness of any Credit Party and Indebtedness constituting Guarantees thereof by any Credit Party, incurred or issued in exchange for, or the Net Cash Proceeds of which are used to extend, refinance, renew, replace, defease or refund (a) any Existing Senior Notes, in whole or in part, from time to time, including the refinancing or replacement of such Existing Senior Notes with the Net Cash Proceeds of Second Lien Debt or Third Lien Debt; provided that (i) the principal amount of such Permitted Refinancing (or if such Permitted Refinancing is issued at a discount, the initial issuance price of such Permitted Refinancing) does not result in the principal amount of such Indebtedness exceeding the amount permitted under Section 7.01(h) (plus the amount of any premiums, accrued and unpaid interest, fees and expenses incurred in connection therewith), (ii) such Permitted Refinancing does not provide for any scheduled repayment, mandatory redemption (including any required offer to redeem) or payment of a sinking fund obligation prior to a date that is at least one year after the Revolving Maturity Date (except for any mandatory redemption or offer to redeem such Indebtedness, in each case, required as a result of asset sales or the occurrence of a “Change of Control” under and as defined in the applicable Indenture, Second Lien Debt Documents and/or Third Lien Debt Documents), (iii) the non-default cash interest rate on the outstanding principal balance of such Permitted Refinancing does not exceed the prevailing market rate then in effect for similarly situated credits at the time such Permitted Refinancing is incurred, (iv) no Subsidiary of the Borrower is required to Guarantee such Permitted Refinancing unless such Subsidiary is (or concurrently with any such Guarantee becomes) a Guarantor hereunder, and (v) to the extent such Permitted Refinancing is or is intended to be expressly subordinate to the payment in full of all of the Obligations, the subordination provisions contained therein are either (x) at least as favorable to the Secured Parties as the subordination provisions contained in the Senior Notes being refinanced or (y) reasonably satisfactory to the Administrative Agent and the Majority Lenders and (b) any Second Lien Debt and/or any Third Lien Debt, in whole or in part, from time to time; provided that (i) the principal amount of such

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Permitted Refinancing (or if such Permitted Refinancing is issued at a discount, the discounted principal amount of such Permitted Refinancing) does not result in the principal amount of such Indebtedness exceeding the amount permitted under Section 7.01(h) (plus the amount of any premiums, accrued and unpaid interest, fees and expenses incurred in connection therewith), (ii) such Permitted Refinancing does not provide for any scheduled principal repayment, mandatory redemption or payment of a sinking fund obligation prior to a date that is at least one hundred eighty (180) days after the Revolving Maturity Date, and (ii) the non-default cash interest rate on the outstanding principal balance of such Permitted Refinancing does not exceed the prevailing market rate then in effect for similarly situated credits at the time such Permitted Refinancing is incurred.

“Revolving Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make Revolving Loans and to acquire participations in Letters of Credit hereunder in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01, or in the Assignment and Assumption or Lender Certificate pursuant to which such Lender shall have assumed or agreed to provide its Revolving Commitment, as applicable, as such commitment may be (a) reduced from time to time pursuant to Section 2.02, (b) increased from time to time as a result of such Lender delivering a Lender Certificate pursuant to Section 2.03(a), and (c) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 11.04; provided that any Lender’s Revolving Commitment shall not at any time exceed such Lender’s Applicable Percentage of the Borrowing Base then in effect. The initial amount of each Lender’s Revolving Commitment is set forth on the Schedule 2.01, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Revolving Commitment, as applicable. After giving effect to the incurrence of Indebtedness permitted under clause (ii) of Section 7.01(h) on the Sixth Amendment Effective Date, the aggregate amount of the Lenders’ Revolving Commitments shall be automatically reduced to $375,000,000. Notwithstanding the foregoing, it is the intention of the Borrower and the Lenders, and the Borrower and the Lenders agree and acknowledge, that any reduction in the Revolving Commitments as a result of the incurrence of Second Lien Debt or Third Lien Debt permitted by clause (ii) or (iii) of Section 7.01(h) shall not result in, or be construed as, a permanent reduction in the borrowing capacity of the Borrower and its Restricted Subsidiaries; provided that, any increases in the borrowing capacity of the Borrower and its Restricted Subsidiaries hereunder shall be subject to the terms and conditions in this Agreement (including Section 2.03, Article III and Section 11.02(b)(i)-(ii)).

“Second Lien Debt” means Indebtedness for borrowed money and secured by Liens on substantially the same Collateral securing the Obligations but expressly subordinate (such subordination shall be on terms and conditions reasonably satisfactory to the Administrative Agent and the Majority Lenders) to the Liens securing the Obligations; provided that (a) the non-default interest rate on the outstanding principal balance of such Indebtedness does not exceed the

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prevailing market rate then in effect for similarly situated credits at the time such Indebtedness is incurred, (b) the final stated maturity date of such Indebtedness is not earlier than one hundred eighty (180) days after the Revolving Maturity Date (as in effect on the date of issuance of such Indebtedness), (c) such Indebtedness does not provide for any scheduled principal repayment, mandatory redemption or payment of a sinking fund obligation prior to a date that is at least one hundred eighty (180) days after the Revolving Maturity Date (except for any mandatory redemption or offer to redeem such Indebtedness, in each case, required as a result of asset sales or the occurrence of a “Change of Control” under and as defined in the applicable Second Lien Debt Documents, including any Indenture) and (d) no Subsidiary of the Borrower is required to Guarantee such Indebtedness unless such Subsidiary is (or concurrently with any such Guarantee becomes) a Guarantor hereunder.

“Third Lien Debt” means Indebtedness for borrowed money and secured by Liens on substantially the same Collateral securing the Obligations but expressly subordinate (such subordination shall be on terms and conditions reasonably satisfactory to the Administrative Agent and the Majority Lenders) to the Liens securing the Obligations and the Second Lien Debt; provided that (a) the non-default interest rate on the outstanding principal balance of such Indebtedness does not exceed the prevailing market rate then in effect for similarly situated credits at the time such Indebtedness is incurred, (b) the final stated maturity date of such Indebtedness is not earlier than one hundred eighty (180) days after the Revolving Maturity Date (as in effect on the date of issuance of such Indebtedness), (c) such Indebtedness does not provide for any scheduled principal repayment, mandatory redemption or payment of a sinking fund obligation prior to a date that is at least one hundred eighty (180) days after the Revolving Maturity Date (except for any mandatory redemption or offer to redeem such Indebtedness, in each case, required as a result of asset sales or the occurrence of a “Change of Control” under and as defined in the applicable Third Lien Debt Documents, including any Indenture) and (d) no Subsidiary of the Borrower is required to Guarantee such Indebtedness unless such Subsidiary is (or concurrently with any such Guarantee becomes) a Guarantor hereunder.

“Unrestricted Subsidiary” means (a) any Subsidiary that at the time of determination shall be designated an Unrestricted Subsidiary by the Board of Directors of the Borrower in the manner provided below, (b) any Subsidiary of an Unrestricted Subsidiary, (c) EBG Acquisition and any of its Subsidiaries, (d) Bonchasse Land Company, LLC, a Louisiana limited liability company and any of its Subsidiaries, (e) the Marcellus JV Operator and any of its Subsidiaries, (f) the Marcellus Midstream Owner and any of its Subsidiaries and (g) PCMWL, LLC, Moran Minerals, LLC and Moran Land Company, LLC. The Board of Directors of the Borrower may designate any Subsidiary (including any newly acquired or newly formed Subsidiary) to be an Unrestricted Subsidiary unless such Subsidiary or any of its Subsidiaries at the time of such designation or at any time thereafter (i) is a Material Domestic Subsidiary, or owns, directly or indirectly, a Material Domestic Subsidiary, (ii) owns Oil and Gas Interests included in the Borrowing

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Base Properties or owns, directly or indirectly, a Subsidiary that owns Oil and Gas Interests included in the Borrowing Base Properties or (iii) guarantees, or is a primary obligor of, any indebtedness, liabilities or other obligations under any Senior Notes, Second Lien Debt or Third Lien Debt (or any Permitted Refinancing thereof) or owns, directly or indirectly, a Subsidiary that provides such a guarantee, or is such a primary obligor.

1.3 Letter of Credit Sublimit. Section 2.07(b) of the Credit Agreement shall be and it hereby is amended by replacing “$80,000,000” with “40,000,000”.

1.4 Mandatory Borrowing Base Reductions. Section 3.06 of the Credit Agreement shall be and it hereby is amended by (i) replacing “362,500,000” in clause (a) thereof with “375,000,000” and (ii) amending and restating clause (b) thereof in its entirety to read as follows:

(b) Reduction of Borrowing Base Upon Issuance of Senior Notes, Second Lien Debt or Third Lien Debt. Unless otherwise waived in writing by the Required Revolving Lenders, upon the issuance of any Senior Notes, Second Lien Debt or Third Lien Debt by any Credit Party in accordance with Section 7.01(h) (other than any Permitted Refinancing that extends, refinances, renews, replaces, defeases or refunds such Senior Notes), the Borrowing Base then in effect shall automatically be reduced (i) at any time prior to the Asset Sale Termination Date, by the Net Cash Proceeds received by any Credit Party from the issuance of such Senior Notes, and (ii) at all other times, shall automatically be reduced by (A) with respect to the issuance of any Senior Notes, by the lesser of (1) $250 for each $1,000 in stated principal amount of such Senior Notes on the date such Senior Notes are issued or (2) by such other amount, if any, determined by the Required Revolving Lenders in their sole discretion prior to the issuance of such Senior Notes and (B) with respect to the issuance of any Second Lien Debt or Third Lien Debt (1) as of the Sixth Amendment Effective Date, to $375,000,000 and (2) thereafter (only to the extent the aggregate amount of Second Lien Debt and Third Lien Debt after giving effect to such issuance exceeds $900,000,000), by the amount, if any, by which the sum of (a) the aggregate outstanding principal amount of all Second Lien Debt and/or Third Lien Debt after giving effect to such issuance, plus (b) the lesser of (x) the Borrowing Base and (y) the aggregate Revolving Commitment, each as in effect immediately prior to such issuance, exceeds $1,200,000,000, and the Borrowing Base as so reduced shall become the new Borrowing Base immediately upon the date of such issuance, effective and applicable to the Borrower, the Administrative Agent, the Issuing Bank and the Lenders until the next redetermination or adjustment of the Borrowing Base pursuant to this Agreement. Upon any such redetermination, the Administrative Agent shall promptly deliver a New Borrowing Base Notice to the Borrower and the Lenders. Notwithstanding the foregoing, it is the intention of the Borrower and the Lenders, and the Borrower and the Lenders agree and acknowledge, that any reduction in the Borrowing Base as a result of the incurrence of Second Lien Debt or Third Lien Debt permitted by clause (ii) or (iii) of Section 7.01(h) shall not result in, or be construed as, a permanent reduction in the borrowing capacity

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of the Borrower and its Restricted Subsidiaries; provided that, any increases in the borrowing capacity of the Borrower and its Restricted Subsidiaries hereunder shall be subject to the terms and conditions in this Agreement (including Section 2.03, Article III and Section 11.02(b)(i)-(ii)).

1.5 Events of Default. Clause (n) of Article IX of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

(n) a Change of Control or a “Change of Control” (or similar term) as such term is defined in any Second Lien Debt Document or Third Lien Debt Document shall occur;

1.6 Amendments to Schedules. Schedules 2.01 and 4.13 to the Credit Agreement shall be and they hereby are amended and restated in their respective entireties with Schedules 2.01 and 4.13 attached to this Amendment.

SECTION 2. Redetermined Borrowing Base. This Amendment shall constitute notice of the Redetermination of the Borrowing Base pursuant to Section 3.06(b) of the Credit Agreement, and the Administrative Agent, the Lenders, Borrower and the Guarantors hereby acknowledge that effective as of the Sixth Amendment Effective Date, the Borrowing Base is $375,000,000, and such redetermined Borrowing Base shall remain in effect until the earlier of (i) the Scheduled Redetermination to occur on or about March 1, 2016 pursuant to Section 3.02, Section 3.03 and Section 3.04 of the Credit Agreement and (ii) the date such Borrowing Base is otherwise adjusted pursuant to the terms of the Credit Agreement.

SECTION 3. Conditions Precedent. The amendments to the Credit Agreement contained in Section 1 of this Amendment, and the redetermined Borrowing Base in Section 2 of this Amendment, in each case, shall be effective upon the satisfaction of each of the conditions set forth in this Section 3.

3.1 Execution and Delivery. Each Credit Party, the Lenders (or at least the required percentage thereof) and Administrative Agent shall have executed and delivered this Amendment. Each Credit Party and the Administrative Agent shall have executed and delivered a Security Agreement in form and substance satisfactory to the Administrative Agent in its sole discretion.

3.2 No Default. No Default or Event of Default shall have occurred and be continuing or shall result after giving effect to this Amendment.

3.3 Other Documents. Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transactions provided for herein as Administrative Agent or its special counsel may reasonably request, and all such documents shall be in form and substance satisfactory to Administrative Agent.

SECTION 4. Post-Closing Covenant; Additional Mortgages. Within thirty (30) days after the Sixth Amendment Effective Date (or such later date as Administrative Agent may agree in its sole discretion), the Administrative Agent shall have received Mortgages, duly executed by the Loan Parties, creating first-priority Liens on additional Oil and Gas Interests not already subject

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to a Lien of the Security Instruments such that after giving effect thereto, the Mortgaged Properties subject to Liens of the Security Instruments will be identical to the Oil and Gas Interests subject to (or intended to be subject to) Liens granted under any Second Lien Debt Documents.

SECTION 5. Representations and Warranties of Borrower. To induce the Lenders to enter into this Amendment, each Credit Party hereby represents and warrants to the Lenders as follows:

5.1 Reaffirmation of Representations and Warranties/Further Assurances. After giving effect to the amendments herein, each representation and warranty of such Credit Party contained in the Credit Agreement or in any other Loan Document is true and correct in all material respects on the date hereof (except to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such date and any representation or warranty which is qualified by reference to “materiality” or “Material Adverse Effect” is true and correct in all respects), but to the extent such qualified representations and warranties relate solely to an earlier date, such qualified representations and warranties shall have been true and correct as of such date.

5.2 Corporate Authority; No Conflicts. The execution, delivery and performance by such Credit Party of this Amendment and all documents, instruments and agreements contemplated herein are within such Credit Party’s corporate or other organizational powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any Governmental Authority (except the filing of this Amendment and related documents by the Borrower, with, and other required disclosures required by, the Securities and Exchange Act of 1934, as amended) and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon such Credit Party or result in the creation or imposition of any Lien upon any of the assets of such Credit Party except for Liens permitted under Section 7.02 of the Credit Agreement.

5.3 Enforceability. This Amendment has been duly executed and delivered by each Credit Party and constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

5.4 No Default. As of the date of this Amendment, both before and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 6. Miscellaneous.

6.1 Reaffirmation of Loan Documents and Liens. Except as amended and modified hereby, any and all of the terms and provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby in all respects ratified and confirmed by each Credit Party. Each Credit Party hereby agrees that the amendments and

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modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of any Credit Party under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.

6.2 Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

6.3 Legal Expenses. Each Credit Party hereby agrees to pay all reasonable fees and expenses of special counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

6.4 Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

6.5 Complete Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

6.6 Headings. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

6.7 Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

6.8 Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

6.9 Reference to and Effect on the Loan Documents.

(a) This Amendment shall be deemed to constitute a Loan Document for all purposes and in all respects. Each reference in the Existing Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the Existing Agreement or in any other Loan Document, or other agreements, documents or other instruments executed and delivered pursuant to the Existing Agreement to the “Credit Agreement”, shall mean and be a reference to the Credit Agreement as amended by this Amendment.

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(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.

BORROWER:

EXCO RESOURCES, INC.

By:	/s/ Richard A. Burnett
Name:	Richard A. Burnett
Title:	Vice President and Chief Financial Officer

GUARANTORS:

EXCO HOLDING (PA), INC.
EXCO PRODUCTION COMPANY (PA), LLC
EXCO PRODUCTION COMPANY (WV), LLC
EXCO RESOURCES (XA), LLC
EXCO SERVICES, INC.
EXCO MIDCONTINENT MLP, LLC
EXCO PARTNERS GP, LLC
EXCO PARTNERS OLP GP, LLC
EXCO HOLDING MLP, INC.
EXCO LAND COMPANY, LLC

By:	/s/ Richard A. Burnett
Name:	Richard A. Burnett
Title:	Vice President and Chief Financial Officer

EXCO OPERATING COMPANY, LP

By:	EXCO Partners OLP GP, LLC,
its general partner

	By:	/s/ Richard A. Burnett
	Name:	Richard A. Burnett
	Title:	Vice President and Chief Financial Officer

EXCO GP PARTNERS OLD, LP

By:	EXCO Partners GP, LLC,
its general partner

	By:	/s/ Richard A. Burnett
	Name:	Richard A. Burnett
	Title:	Vice President and Chief Financial Officer

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement

JPMORGAN CHASE BANK, N.A., as a Lender and as Administrative Agent and Issuing Bank

By:	/s/ David M. Morris
Name:	David M. Morris
Title:	Authorized Officer

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Ronald E. McKaig
Name:	Ronald E. McKaig
Title:	Managing Director

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Edward Markham
Name:	Edward Markham
Title:	Vice President

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement

BMO HARRIS BANK N.A., as a Lender

By:	/s/ Kevin Utsey
Name:	Kevin Utsey
Title:	Director

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement

UBS AG, STAMFORD BRANCH,
as a Lender

By:	/s/ Darlene Arias
Name:	Darlene Arias
Title:	Director

By:	/s/ Craig Pearson
Name:	Craig Pearson
Title:	Associate Director

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement

CREDIT SUISSE AG, Cayman Islands Branch,
as a Lender

By:	/s/ Didier Siffer
Name:	Didier Siffer
Title:	Authorized Signatory

By:	/s/ Megan Kane
Name:	Megan Kane
Title:	Authorized Signatory

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement

NATIXIS, as a Lender

By:	/s/ Stuart Murray
Name:	Stuart Murray
Title:	Managing Director

By:	/s/ Vikram Nath
Name:	Vikram Nath
Title:	Vice President

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Peter Cucchiara
Name:	Peter Cucchiara
Title:	Vice President

By:	/s/ Michael Winters
Name:	Michael Winters
Title:	Vice President

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorized Signatory

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Victor Ponce de León
Name:	Victor Ponce de León
Title:	Senior Vice President

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement

CIT FINANCE LLC, as a Lender

By:	/s/ John Feeley
Name:	John Feeley
Title:	Director

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement

ING CAPITAL LLC, as a Lender

By:	/s/ Juli Bieser
Name:	Juli Bieser
Title:	Managing Director

By:	/s/ Josh Strong
Name:	Josh Strong
Title:	Director

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement

SCHEDULE 2.01

APPLICABLE PERCENTAGES

AND COMMITMENTS

Lender	Title	Revolving Commitment[1]	Term Loan Commitment	Total Commitments	Applicable Percentage
JPMorgan Chase Bank, N.A.	Administrative Agent	$50,260,416.66	$0.00	$50,260,416.66	13.40277777750%
Wells Fargo Bank, N.A.	Co-Syndication Agent	$46,975,160.26	$0.00	$46,975,160.26	12.52670940250%
Bank of America, N.A.	Co-Syndication Agent	$46,975,160.26	$0.00	$46,975,160.26	12.52670940250%
BMO Harris Bank, N.A.	Documentation Agent	$46,975,160.26	$0.00	$46,975,160.26	12.52670940250%
Credit Suisse AG, Cayman Islands Branch		$31,730,769.23	$0.00	$31,730,769.23	8.46153846125%
ING Capital LLC		$31,730,769.23	$0.00	$31,730,769.23	8.46153846125%
UBS AG, Stamford Branch		$31,730,769.23	$0.00	$31,730,769.23	8.46153846125%
Natixis		$31,730,769.23	$0.00	$31,730,769.23	8.46153846125%
Capital One, National Association		$14,423,076.92	$0.00	$14,423,076.92	3.84615384625%
CIT Finance LLC		$14,423,076.92	$0.00	$14,423,076.92	3.84615384625%
Deutsche Bank AG New York Branch		$14,022,435.90	$0.00	$14,022,435.90	3.73931623875%
Goldman Sachs Bank USA		$14,022,435.90	$0.00	$14,022,435.90	3.73931623875%
TOTAL		$375,000,000.00	$0.00	$375,000,000.00	100.00000000000%

[1]	As of the Sixth Amendment Effective Date

Schedule 2.01 to Amended and Restated Credit Agreement

SCHEDULE 4.13

CAPITALIZATION AND CREDIT PARTY INFORMATION

Unrestricted Subsidiaries:

Bonchasse Land Company, LLC

PCMWL, LLC

EBG Resources, LLC

EXCO Appalachia Midstream, LLC

Moran Minerals, L.L.C.

Moran Land Company, LLC

EXCO Resources (PA), LLC

Borrower:

EXCO Resources, Inc., a Texas corporation, EIN 74-1492779, Org. ID 800906215

Restricted Subsidiaries:

EXCO Services, Inc., a Delaware corporation, EIN 26-1432747, Org. ID 4458832

•	100% of the outstanding shares owned by EXCO Resources, Inc.

EXCO Partners GP, LLC, a Delaware limited liability company, EIN 16-1771258, Org. ID 4214964

•	100% of the outstanding membership interests owned by EXCO Resources, Inc.

EXCO GP Partners Old, LP, a Delaware limited partnership, EIN 16-1771262, Org. ID 4214970

•	Sole general partner - EXCO Partners GP, LLC

•	Sole limited partner – EXCO Resources, Inc.

EXCO Partners OLP GP, LLC, a Delaware limited liability company, EIN 16-1771252, Org. ID 4214972

•	100% of the outstanding membership interests owned by EXCO GP Partners Old, LP

EXCO Operating Company, LP, a Delaware limited partnership, EIN 16-1771261, Org. ID 4214973

•	Sole general partner - EXCO Partners OLP GP, LLC

•	Sole limited partner - EXCO GP Partners Old, LP

EXCO Mid-Continent MLP, LLC, a Delaware limited liability company, EIN 26-3950557, Org. ID 4463540

•	100% of the outstanding membership interests owned by EXCO Resources, Inc.

EXCO Production Company (PA), LLC, a Delaware limited liability company, EIN 34-1594000; Org. ID 4830044

•	100% of the outstanding membership interests owned by EXCO Holding (PA), Inc.

EXCO Production Company (WV), LLC, a Delaware limited liability company, EIN 94-1710907, Org. ID 4830043

•	100% of the outstanding membership interests owned by EXCO Holding (PA), Inc.

EXCO Resources (XA), LLC, a Delaware limited liability company, EIN 27-3177775; Org. ID 4830052

•	100% of the outstanding membership interests owned by EXCO Holding (PA), Inc.

EXCO Holding (PA), Inc., a Delaware corporation, EIN 27-2481745; Org. ID 4815249

Schedule 4.13 to Amended and Restated Credit Agreement

•	100% of the outstanding shares owned by EXCO Resources, Inc.

EXCO Holding MLP, Inc., a Texas corporation, EIN 46-1571972, Org. ID 801699023

•	100% of the outstanding shares owned by EXCO Resources, Inc.

EXCO Land Company, LLC, a Delaware limited liability company, EIN 46-4259981, Org. ID 5443770

•	100% of outstanding membership interests owned by EXCO Operating Company, LP

Schedule 4.13 to Amended and Restated Credit Agreement